Exhibit 10.1

SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

AND AMENDMENT TO PLEDGE AGREEMENTS

This SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO PLEDGE AGREEMENTS (this “Amendment”) is dated as of September 16, 2011, but effective as of the Effective Date (hereinafter defined), among THE VAIL CORPORATION, a Colorado corporation doing business as “Vail Associates, Inc.” (the “Company”), the LENDERS (as defined in the Credit Agreement referenced below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (hereinafter defined), and, for the purposes of Section 2 hereof, is acknowledged and agreed to by each Restricted Company (including the Company) that has executed and delivered a Pledge Agreement (collectively referred to herein as the “Pledgors”).

RECITALS

A. The Company has entered into that certain Fifth Amended and Restated Credit Agreement dated as of January 25, 2011, with Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and certain other agents and lenders party thereto (as amended by the First Amendment to Fifth Amended and Restated Credit Agreement, dated as of April 13, 2011, as amended hereby, and as further amended, restated, or modified from time to time, the “Credit Agreement”), providing for revolving credit loans, letters of credit, and swing line loans.

B. The Company and the Guarantors desire to make certain changes to the Credit Agreement, and the Pledgors desire to make certain changes to the Pledge Agreements identified on Schedule A hereto (as the same have been or may hereafter be from time to time amended, each, a “Pledge Agreement,” and collectively, the “Pledge Agreements”), as set forth herein, and have requested that the Administrative Agent and the Required Lenders agree to such changes.

C. Subject to the terms and conditions set forth herein, the Administrative Agent and the Required Lenders are willing to make the changes to the Credit Agreement and the Pledge Agreements set forth herein.

Subject to the terms and conditions set forth herein, the Company, the other Pledgors, the Required Lenders party hereto, the Guarantors (by execution of the attached Guarantors’ Consent and Agreement), and the Administrative Agent agree as follows:

1. Amendments to Credit Agreement.

(a) New Definitions. Section 1.1 of the Credit Agreement (Definitions) is amended by inserting the following new definition alphabetically to read as follows:

“Concessioner Subsidiaries” means, collectively, (a) Grand Teton Lodge Company, a Wyoming corporation, (b) Flagg Ranch Company, a Colorado corporation, and (c) each other Restricted Subsidiary (other than the Borrower) that is awarded a concession contract or similar agreement by the National Park Service (each, a “Concession Contract”) that prohibits the Equity Interests of such Restricted Subsidiary from being pledged to the Administrative Agent under the Loan Papers; provided, that (i) a true and correct copy of the applicable Concession Contract has been delivered to the Administrative Agent and such Concession Contract has not expired or been terminated, (ii) the Equity Interests of such Restricted Subsidiary have not, and will not, be

Second Amendment to

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and Amendment to Pledge Agreements

pledged to any other Person, (iii) such Restricted Subsidiary does not, and will not own, any material assets or property other than the Concession Contract, the revenues generated by such Concession Contract, and the improvements, assets, and Rights necessary to perform its obligations under such Concession Contract, (iv) such Restricted Subsidiary has executed a Guaranty, and (v) the Administrative Agent has agreed to the designation of such Restricted Subsidiary as a Concessioner Subsidiary in writing.

(b) Modification of the Collateral Covenant. Section 6.2 of the Credit Agreement (Collateral) is amended by replacing “other than the North Star Subsidiaries and Grand Teton Lodge Company” in clause (a) thereof with “other than the North Star Subsidiaries and the Concessioner Subsidiaries”.

(c) Modification of the Maintenance of Existence, Assets, and Business Covenant. Section 9.7 of the Credit Agreement (Maintenance of Existence, Assets, and Business) is amended by replacing “(other than stock in the North Star Subsidiaries and Grand Teton Lodge Company)” in clause (b)(ii) thereof with “(other than stock in the North Star Subsidiaries and the Concessioner Subsidiaries)”.

(d) Schedule 8.2. Schedule 8.2 to the Credit Agreement is deleted and replaced with Schedule 8.2 attached hereto as Annex I.

2. Amendment of the Definition of “Pledged Securities” in each Pledge Agreement. The definition of “Pledged Securities” in each Pledge Agreement is amended by adding the following sentence to the end thereof:

“Notwithstanding anything to the contrary contained in this Agreement, Pledged Securities shall not include, and shall not be required to include, the Securities issued to Debtor by any Concessioner Subsidiary.”

3. Representations and Warranties. As a material inducement to the Lenders and the Administrative Agent to execute and deliver this Amendment, the Company represents and warrants to the Lenders and the Administrative Agent (with the knowledge and intent that Lenders party hereto are relying upon the same in entering into this Amendment) that: (a) the Company, the other Pledgors, and the Guarantors have all requisite authority and power to execute, deliver, and perform their respective obligations under this Amendment and the Guarantors’ Consent and Agreement, as the case may be, which execution, delivery, and performance have been duly authorized by all necessary action, require no Governmental Approvals, and do not violate the respective certificates of incorporation or organization, bylaws, or operating agreement, or other organizational or formation documents of such Companies; (b) upon execution and delivery by the Company, the other Pledgors, the Guarantors, the Administrative Agent, and the Lenders party hereto, this Amendment will constitute the legal and binding obligation of each of the Company, the other Pledgors, and the Guarantors, enforceable against such entities in accordance with the terms of this Amendment, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally; (c) after giving effect to this Amendment, all representations and warranties in the Loan Papers are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a specific date or the facts on which any of them are based have been changed by transactions contemplated or permitted by the Credit Agreement; and (d) after giving effect to this Amendment, no Default or Potential Default has occurred and is continuing.

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4. Conditions Precedent to Effectiveness. This Amendment shall be effective on the date (the “Effective Date”) upon which the Administrative Agent receives each of the following items:

(a) counterparts of this Amendment executed by the Company, the other Pledgors, the Administrative Agent, and the Required Lenders;

(b) the Guarantors’ Consent and Agreement executed by each Guarantor;

(c) a Guaranty executed by Flagg Ranch Company;

(d) an Officer’s Certificate for Flagg Ranch Company attaching (i) resolutions authorizing the guarantee by Flagg Ranch Company of the Obligation, (ii) Flagg Ranch Company’s articles of incorporation and bylaws, (iii) listing the names and titles of the Responsible Officers, and (iv) providing specimen signatures for such Responsible Officers;

(e) National Park Hospitality Company’s authorization to file a UCC-3 financing statement amendment amending the collateral description of the UCC-1 financing statement naming National Park Hospitality Company, as debtor, and Administrative Agent, as secured party, to reflect the amendment of its Pledge Agreement set forth in Section 2 hereof; and

(f) confirmation that the Company has paid all reasonable fees and expenses of Haynes and Boone, LLP, counsel to Administrative Agent, incurred in connection with this Amendment and invoiced to the Company on or prior to the Effective Date.

5. Expenses. The Company shall pay all reasonable out-of-pocket fees and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

6. Ratifications. The Company and each Guarantor (by executing the Guarantors’ Consent and Agreement attached hereto) (a) ratifies and confirms all provisions of the Loan Papers; (b) ratifies and confirms that, except as expressly set forth in this Amendment, all Guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent, for the benefit of the Lenders, under the Loan Papers are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of Company’s present and future obligations to Administrative Agent and the Lenders; and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

7. Miscellaneous. Unless stated otherwise herein, (a) the singular number includes the plural, and vice versa, and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment, (c) this Amendment shall be governed by and construed in accordance with the laws of the State of New York, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (f) this Amendment is a “Loan Paper” referred to in the Credit Agreement, and the provisions relating to Loan Papers in Section 15 of the Credit Agreement are incorporated herein by reference, (g) this Amendment, the Credit Agreement, as amended by this Amendment, and the other Loan Papers constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, and (h) except as provided in this Amendment, the Credit Agreement, the Notes, and the other Loan Papers are unchanged and are ratified and confirmed.

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8. Parties. This Amendment binds and inures to the benefit of the Company, the other Pledgors, the Guarantors, the Administrative Agent, the Lenders, and their respective successors and assigns.

The parties hereto have executed this Amendment in multiple counterparts as of the date first above written.

Remainder of Page Intentionally Blank.

Signature Pages to Follow.

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and Amendment to Pledge Agreements

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THE VAIL CORPORATION (D/B/A “VAIL ASSOCIATES, INC.”), as the Company

By:	/s/ Jeffrey W. Jones
Name:
Title:

ACKNOWLEDGED AND AGREED

FOR PURPOSES OF SECTION 2 HEREOF:

VAIL RESORTS, INC.

VAIL HOLDINGS, INC.

ALL MEDIA ASSOCIATES, INC.

ALL MEDIA HOLDINGS, INC.

BEAVER CREEK ASSOCIATES, INC.

GRAND TETON LODGE COMPANY

HEAVENLY VALLEY, LIMITED PARTNERSHIP

By: VR Heavenly I, Inc.

LODGE PROPERTIES INC.

NATIONAL PARK HOSPITALITY COMPANY

ROCKRESORTS INTERNATIONAL, LLC

By: Vail RR, Inc.

SSV ONLINE HOLDINGS, INC.

SSV HOLDINGS, INC.

TETON HOSPITALITY SERVICES, INC.

VA RANCHO MIRAGE I, INC.

VA RANCHO MIRAGE II, INC.

VAIL/ARROWHEAD, INC.

VAIL ASSOCIATES HOLDINGS, LTD.

VAIL RESORTS DEVELOPMENT COMPANY

VAIL RR, INC.

VAIL SUMMIT RESORTS, INC.

VR HEAVENLY I, INC.

VR HEAVENLY II, INC.

By:	/s/ Jeffrey W. Jones
Name:
Title:

Signature Page to

Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ David McCauley
David McCauley
Director

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Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

BANK OF AMERICA, N.A.,
as an L/C Issuer, a Swing Line Lender, and a Lender

By:	/s/ David McCauley
David McCauley
Director

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Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

U.S. BANK NATIONAL ASSOCIATION,
as a Swing Line Lender and a Lender

By:	/s/ Greg Blanchard
	Name:	Greg Blanchard
	Title:	Vice President

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Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an L/C Issuer and a Lender

By:	/s/ Nathan Callister
	Name:	Nathan Callister
	Title:	Vice President

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Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Brandon Watkins
	Name:	Brandon Watkins
	Title:	Vice President

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Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ James Rolison
	Name:	James Rolison
	Title:	Managing Director

By:	/s/ Perry Forman
	Name:	Perry Forman
	Title:	Director

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Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

COMPASS BANK,
as a Lender

By:	/s/ Joseph W. Nimmons
	Name:	Joseph W. Nimmons
	Title:	Vice President

Signature Page to

Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

BOKF, N.A. DBA COLORADO STATE BANK & TRUST,
as a Lender

By:	/s/ Amorow K. Aye
	Name:	Amorow K. Aye
	Title:	SVP

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Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

COMERICA BANK,
as a Lender

By:	/s/ Fatima Arshad
	Name:	Fatima Arshad
	Title:	Vice President

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Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

BANK OF THE WEST,
as a Lender

By:	/s/ Gary Fowler
	Name:	Gary Fowler
	Title:	SVP Manager

Signature Page to

Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

GUARANTORS’ CONSENT AND AGREEMENT

As an inducement to Administrative Agent and Required Lenders to execute, and in consideration of and as a condition to Administrative Agent’s and Required Lenders’ execution of the foregoing Second Amendment to Fifth Amended and Restated Credit Agreement and Amendment to Pledge Agreement (the “Second Amendment”), the undersigned hereby consent to the Second Amendment, and agree that (a) the Second Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under each Guaranty described in the Credit Agreement, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect, and (b) the Guaranty executed by each Guarantor is ratified, and the “Guaranteed Indebtedness” includes, without limitation, the “Obligation” (as defined in the Credit Agreement). This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, shall inure to the benefit of Administrative Agent and Lenders, and the respective successors and assigns of each, and shall be governed by and construed in accordance with the laws of the State of New York.

Vail Resorts, Inc.
Vail Holdings, Inc.
All Media Associates, Inc.
All Media Holdings, Inc.
Arrabelle at Vail Square, LLC
By:	Vail Resorts Development Company
Beaver Creek Associates, Inc.
Beaver Creek Consultants, Inc.
Beaver Creek Food Services, Inc.
Booth Creek Ski Holdings, Inc.
BRCP Inc.
Breckenridge Resort Properties, Inc.
Bryce Canyon Lodge Company
Colter Bay Café Court, LLC
By:	Grand Teton Lodge Company
Colter Bay Convenience Store, LLC
By:	Grand Teton Lodge Company
Colter Bay Corporation
Colter Bay General Store, LLC
By:	Grand Teton Lodge Company
Colter Bay Marina, LLC
By:	Grand Teton Lodge Company
Crystal Peak Lodge of Breckenridge, Inc.
Delivery Acquisition, Inc.
Gillett Broadcasting, Inc.
Grand Teton Lodge Company
Heavenly Valley, Limited Partnership
By:	VR Heavenly I, Inc.
Jackson Hole Golf and Tennis Club, Inc.
Jackson Hole Golf and Tennis Club Snack Shack, LLC
By:	Grand Teton Lodge Company

Guarantors’ Consent and Agreement to

Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

Jackson Lake Lodge Corporation
Jenny Lake Lodge, Inc.
Jenny Lake Store, LLC
By:	Grand Teton Lodge Company
JHL&S LLC
By:	Teton Hospitality Services, Inc.
Keystone Conference Services, Inc.
Keystone Development Sales, Inc.
Keystone Food & Beverage Company
Keystone Resort Property Management Company
Lake Tahoe Lodging Company
Lodge Properties Inc.
Lodge Realty, Inc.
La Posada Beverage Service, LLC
By:	Rockresorts International, LLC
	By:	Vail RR, Inc.
Mesa Verde Lodge Company
National Park Hospitality Company
Northstar Group Commercial Properties LLC
By:	VR Acquisition, Inc.
Northstar Group Restaurant Properties, LLC
By:	Northstar Group Commercial Properties LLC
	By:	Vail Acquisition, Inc.
One Ski Hill Place, LLC
By:	Vail Resorts Development Company
Property Management Acquisition Corp., Inc.
RCR Vail, LLC
By:	Vail Resorts Development Company
Rockresorts Arrabelle, LLC
By:	Rockresorts International, LLC
	By:	Vail RR, Inc.
Rockresorts Cheeca, LLC
By:	Rockresorts International, LLC
	By:	Vail RR, Inc.
Rockresorts Cordillera Lodge Company, LLC
By:	Rockresorts International, LLC
	By:	Vail RR, Inc.
Rockresorts DR, LLC
By:	Rockresorts International, LLC
	By:	Vail RR, Inc.
Rockresorts Equinox, Inc.
Rockresorts Hotel Jerome, LLC
By:	Rockresorts International, LLC
	By:	Vail RR, Inc.
Rockresorts International, LLC
By:	Vail RR, Inc.
Rockresorts LaPosada, LLC

Guarantors’ Consent and Agreement to

Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

By:	Rockresorts International, LLC
	By:	Vail RR, Inc.
Rockresorts LLC
By:	Rockresorts International, LLC
	By:	Vail RR, Inc.
Rockresorts International Management Company
By:	Rockresorts International, LLC
	By:	Vail RR, Inc.
Rockresorts Rosario, LLC
By:	Rockresorts International, LLC
	By:	Vail RR, Inc.
Rockresorts Ski Tip, LLC
By:	Rockresorts International, LLC
	By:	Vail RR, Inc.
Rockresorts Tempo, LLC
By:	Rockresorts International, LLC
	By:	Vail RR, Inc.
Rockresorts Wyoming, LLC
By:	Rockresorts International, LLC
	By:	Vail RR, Inc.
Soho Development, LLC
By:	Vail Associates Holdings, Ltd.
SSI Venture LLC
By:	SSV Holdings, Inc.
SSV Online Holdings, Inc.
SSV Online LLC
By:	SSV Holdings, Inc.
SSV Holdings, Inc.
Stampede Canteen, LLC
By:	Grand Teton Lodge Company
Teton Hospitality Services, Inc.
The Chalets at the Lodge at Vail, LLC
By:	Vail Resorts Development Company
The Village at Breckenridge Acquisition Corp., Inc.
Trimont Land Company
VA Rancho Mirage I, Inc.
VA Rancho Mirage II, Inc.
VA Rancho Mirage Resort, L.P.
By:	VA Rancho Mirage I, Inc.
Vail/Arrowhead, Inc.
Vail Associates Holdings, Ltd.
Vail Associates Investments, Inc.
Vail Associates Real Estate, Inc.
Vail/Beaver Creek Resort Properties, Inc.
Vail Food Services, Inc.
Vail Hotel Management Company, LLC
By:	Rockresorts International, LLC
	By:	Vail RR, Inc.

Guarantors’ Consent and Agreement to

Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

Vail Resorts Development Company
Vail Resorts Lodging Company
Vail RR, Inc.
Vail Summit Resorts, Inc.
Vail Trademarks, Inc.
VAMHC, Inc.
VR Acquisition, Inc.
VR Heavenly Concessions, Inc.
VR Heavenly I, Inc.
VR Heavenly II, Inc.
VR Holdings, Inc.
Zion Lodge Company

By:	/s/ Jeffrey W. Jones
Name:
Title:

Guarantors’ Consent and Agreement to

Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

Schedule A

Pledge Agreements

1.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by The Vail Corporation (d/b/a “Vail Associates, Inc.”), as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

2.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by Vail Resorts, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

3.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by Vail Holdings, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

4.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by Beaver Creek Associates, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

5.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by Grand Teton Lodge Company, as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

6.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by Lodge Properties Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

7.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by Teton Hospitality Services, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

8.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by VA Rancho Mirage I, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

9.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by VA Rancho Mirage II, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

10.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by Vail Resorts Development Company, as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

11.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by Vail RR, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

12.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by Vail Summit Resorts, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

13.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by Vail/Arrowhead, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

14.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by VR Heavenly I, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

Schedule A to Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

15.	Amended and Restated Pledge Agreement dated as of June 10, 2003, by VR Heavenly II, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

16.	Second Amended and Restated Pledge Agreement dated as of April 16, 2008, by Rockresorts International, LLC, as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

17.	Pledge Agreement dated as of December 29, 2005, by SSV Holdings, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

18.	Pledge Agreement dated as of January 25, 2006, by Vail Associates Holdings, Ltd., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

19.	Pledge Agreement dated as of June 25, 2010, by All Media Holdings, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

20.	Pledge Agreement dated as of March 13, 2007, by National Park Hospitality Company, as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

21.	Pledge Agreement dated as of September 13, 2010, by Heavenly Valley, Limited Partnership, as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

22.	Pledge Agreement dated as of January 25, 2011, by All Media Associates, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

23.	Pledge Agreement dated as of June 29, 2011, by SSV Online Holdings, Inc., as debtor, in favor of Bank of America, N.A., as Administrative Agent, as secured party.

Schedule A to Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements

Annex I

See attached.

Annex I to Second Amendment to

Fifth Amended and Restated Credit Agreement

and Amendment to Pledge Agreements